                                                                   Exhibit 10.37


Uniform Commercial Code - FINANCING STATEMENT - FORM UCC-1


                                                     REORDER FROM REGISTRE, INC.
                                                     514 PIERCE ST.
                                                     P.O. BOX 218
                                                     ANOKA, MN  55303
                                                     (612) 421-1713

         IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM.
----------------------------------------------------------------------------------------------------------------------------

This FINANCING STATEMENT            No of Additional            3. [ ] The Debtor is a transmitting utility.
is presented to a Filing            Sheets Presented:
Officer for filing pursuant
to the Uniform Commercial Code.

----------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First)     2.  Secured Party(ies)       4.  For Filing Officer; Date, Time.
   and Address(es):                    Name(s) and Address(s)       No. Filing Office


  Patient Infosystems, Inc.            Norwest Bank Iowa,
  46 Prince Street                     National Association
  Rochester, NY  14607                 666 Walnut Street
                                       Des Moines, IA  50309
------------------------------------------------------------------------------------------------------------------------------

5. This Financing Statement covers the following types (or items) of property:   6. Assignee(s) of Secured party and Address(es)


            See Exhibit A attached
                                                                                 7.  [ ] The described crops are growing or
                                                                                         to be grown on:*
[X] Products of the Collateral are also covered                                      [ ] The described goods are or are to be
--------------------------------------------------------------------------------         affixed to:*
8. Describe Real Estate Here:     [ ] This statement is to be    9.  Name of         [ ] The lumber to be cut or minerals or the
                                      indexed in the Real            a Record            like (including oil and gas) is on:*
                                      Estate Records:                Owner               * (Describe Real Estate Below)

                                                                 ------------------------------------------------------------------

No & Street        Town or City        County        Section        Block        Lot

--------------------------------------------------------------------------------

10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
     [ ] under a security agreement signed by debtor authorizing secured party to file this statement, or
     [ ] which is proceeds of the original collateral described above in which a security interest was perfected, or
     [ ] acquired after a change of name, identity or corporate structure of the debtor, or [ ] as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
         [ ] when the collateral was brought into the state, or [ ] when the debtor's location was changed to this state.


Patient Infosystems, Inc.
----------------------------------          ---------------------------------


By /s/ Donald A. Carberg                      By
  --------------------------------           --------------------------------
  Signature(s) of Debtor(s)                  Signature(s) of Secured Party(ies)

  (1) Filing Officer Copy - Numerical

(5/82)  STANDARD FORM - FORM UCC-1 - Approved by Secretary of New York

===============================================================================
[LOGO: NORWEST BANKS]
                                                                  DESCRIPTION OF
                                                                  COLLATERAL
--------------------------------------------------------------------------------


                        EXHIBIT A TO FINANCING STATEMENT


Debtor:    Patient Infosystems, Inc.
       ------------------------------------------------------------------------
Secured Party:    Norwest Bank Iowa, National Association
             -------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR ITEMS OT PROPERTY (THE "COLLATERAL"):

[X] (a) All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

[X] (b) All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture fixtures, manufacturing equipment farm machinery and equipment, shop equipment office and recordkeeping equipment pans and tools, and the goods described in any equipment schedule or list furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest to be valid as to all of Debtor's equipment).

[ ] (c) All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, (ii) all crops, whether annual or perennial, and the products thereof, and (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations, (iv) any crop insurance payments and any government farm support payments, including any diversion or deficiency payments. The real estate concerned with the above described crops growing or to be grown is:____________________________________________

         _______________________________________________________________________

         and the name of the record owner is:___________________________________

[X] (d) Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; including but not limited to all present and future debt instruments, chattel paper, loans and obligations receivable and tax refunds.

[X] (e) All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, copyrights, trademarks, trade secrets, good will, trade names, customers lists, permits and franchises, and the right to use Debtor's name.

REGARDLESS OF WHICH BOXES ARE CHECKED ABOVE, THIS FINANCING STATEMENT ALSO
COVERS:

         All substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (il) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.